Janus Investment Fund

Janus Henderson Small Cap Value Fund

Class A Shares	Class D Shares	Class N Shares	Class S Shares
Class C Shares	Class I Shares	Class R Shares	Class T Shares

Supplement dated March 17, 2023

to Currently Effective Prospectuses

and Statement of Additional Information

On March 16, 2023, the Board of Trustees of Janus Investment Fund approved reopening Janus Henderson Small Cap Value Fund (the “Fund”) to new investors, effective on or about April 17, 2023. Class L Shares of the Fund remain closed to new investors.

As a result, effective on or about April 17, 2023, all references to the Fund being closed to certain new investors are removed from the Prospectuses and Statement of Additional Information for Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class N Shares, Class R Shares, Class S Shares, and Class T Shares.

Please retain this Supplement with your records.